UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 8, 2024
Farmer Bros. Co.
(Exact Name of Registrant as Specified in Charter)

	Delaware		001-34249	95-0725980
	(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

	1912 Farmer Brothers Drive,	Northlake,	Texas	76262
(Address of Principal Executive Offices) (Zip Code)

		682	549-6600
(Registrant’s Telephone Number, Including Area Code)

None
(Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
	Title of Each Class		Trading Symbol(s)	Name of Each Exchange on Which Registered
	Common Stock, $1.00 par value		FARM	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 2.02. Results of Operations and Financial Condition.
On February 8, 2024, the Company issued a press release (the “Earnings Release”) announcing its financial results for its first fiscal quarter ended December 31, 2023. In addition, the Company published a letter to shareholders, which contains a discussion on the quarterly results and more details on the financial results (the “Shareholder Letter”). The Shareholder Letter can be found on the Company’s website at www.farmerbros.com under “Investor Relations.” A copy of the Earnings Release and the Shareholder Letter are furnished herewith as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference.
The Company will host an audio-only investor conference call at 5:00 p.m. Eastern time (4:00 p.m. Central time) on February 8, 2024 to review the Company’s results for its first fiscal quarter ended December 31, 2023. Interested parties may access the webcast via the Investor Relations section of the Company’s website. Participants who pre-register will receive an email with dial-in information, which will allow them to bypass the live operator. A replay of the webcast will be available shortly after and for at least 30 days on the Investor Relations section of the Company’s website.
The webcast replay will be available approximately two hours after the end of the live webcast and will be available for at least 30 days on the Investor Relations section of the Company’s website.
As provided in General Instruction B.2. of Form 8-K, the information and exhibits furnished pursuant to Item 2.02 of this report are being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing. In addition, the exhibits furnished herewith contain statements intended as “forward-looking statements” that are subject to the cautionary statements about forward-looking statements set forth in such exhibits.
Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
99.1	Press Release of Farmer Bros. Co. dated February 8, 2024
99.2	Shareholder Letter, dated February 8, 2024
104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date:    February 8, 2024

FARMER BROS. CO.

By:	/s/ Jared Vitemb
Jared Vitemb
VP, General Counsel, Chief Compliance Officer and Secretary